Exhibit 99.2
1 ECOLAB Third Quarter 2024 Supplemental

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions and our financial and business performance and prospects, including sales, earnings, special charges, raw material costs, margins, pricing, productivity, investments and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability and the escalation of armed conflicts; our ability to successfully execute organizational change and management transitions; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; our ability to execute key business initiatives; our ability to successfully compete with respect to value, innovation and customer support; our increasing reliance on artificial intelligence technologies in our products, services and operations; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Continued strong performance, increased full-year outlook 3 Solid organic sales growth with improved volume growth and continued strong value pricing Strong double-digit OI growth with continued robust margin expansion Reported diluted EPS $2.58; Adjusted diluted EPS $1.83, +19% Expect a strong finish to 2024 with good momentum heading into 2025 ▪ Reported sales +1%, including a 2% unfavorable impact from the sale of global surgical solutions and a 1% headwind from unfavorable foreign currency exchange ▪ Organic sales +4%. Volume growth improved to 2% and value pricing remained strong at 2%, both within our short-term targeted range ▪ Reported OI +85%, Organic OI +22% ▪ Reported OI margin 26.1%. Organic OI margin 17.9%, +260 bps as solid sales growth and lower delivered product costs more than offset growth-oriented investments in the business ▪ Strong performance driven by improved volume growth, continued value pricing, and modestly lower delivered product costs ▪ 2024 outlook: Increased adjusted diluted earnings per share outlook from prior $6.50 - $6.70 range to $6.60 - $6.70 range, +27% - 29% ▪ 4Q outlook: Expect adjusted diluted EPS in the $1.75 - $1.85 range, +13% to +19% versus last year ▪ Unchanged 12-15% earnings growth trajectory for 2025 and beyond

3Q overview ▪ Solid growth with reported sales +1% and organic sales +4% o Volume +2%, improved growth driven by good new business and breakthrough innovation o Pricing +2%, supported by ongoing customer value delivery ▪ Organic growth led by Institutional & Specialty and Pest Elimination o Institutional & Specialty remained very strong at +7%, building on last year’s double-digit growth o Industrial remained steady at +2%, led by Water o Healthcare & Life Sciences +1%, driven by continued growth in Life Sciences o Pest Elimination +8% ▪ Reported diluted EPS $2.58 ▪ Adjusted diluted EPS $1.83, +19% o Strong growth reflected improved volume growth, continued value pricing, and modestly lower delivered product costs Sales EPS 4

Expect strong finish to 2024 4Q 2024 ▪ Ecolab expects fourth quarter 2024 adjusted diluted earnings per share in the $1.75 to $1.85 range, rising 13% to 19% compared with adjusted diluted earnings per share of $1.55 a year ago. ▪ Ecolab expects full year 2024 adjusted diluted earnings per share to improve further to the $6.60 to $6.70 range, rising 27% to 29% compared with adjusted diluted earnings per share of $5.21 in 2023. As previously disclosed, this range includes an unfavorable $0.08 per share impact in the second half of 2024 from the sale of the global surgical solutions business. As expected, favorability from lower raw material costs has progressively eased through the third quarter of 2024. These costs are anticipated to be stable to slightly higher in the fourth quarter of 2024. ▪ Assuming stable macroeconomic demand, Ecolab expects continued solid sales growth, driven by value pricing and new business gains. The company expects to leverage this growth with attractive organic operating income margin expansion, driven by robust increases in gross margin. Good underlying productivity improvement is expected to be offset in the short-term by growth-oriented investments in the business to fuel Ecolab’s long-term performance. 5

3Q 2024 sales growth detail 6 Fixed Rate Organic % Change % Change Global Industrial Consolidated Water 4% 3% Volume 2% Food & Beverage 1% 1% Pricing 2% Paper 2% 2% Organic 4% Total Global Industrial 3% 2% Acq./Div. -2% Fixed currency growth 2% Global Institutional & Specialty Currency impact -1% Institutional 6% 6% Total 1% Specialty 7% 7% Total Global Institutional & Specialty 7% 7% Global Healthcare & Life Sciences Healthcare -32% 0% Life Sciences 1% 1% Total Global Healthcare & Life Sciences -18% 1% Total Global Pest Elimination 9% 8% Total 2% 4% % Change Amounts in the tables above may reflect rounding. Organic excludes sales to ChampionX post-separation.

Global Industrial Segment

Sales +3% — Water


ASSET PERFORMANCE
92%

- Continued growth in water reflected good gains in downstream and in light water sales, and improved growth in heavy water sales.
    - Light water: Good growth continues to be driven by attractive gains in high-tech where Ecolab provides innovative water and cooling technologies to the rapidly expanding microelectronics and data center market. Transportation also delivered good growth while food & beverage and institutional grew modestly.
    - Heavy water: Improved growth was led by good gains in primary metals and chemicals.
    - Downstream: Good sales growth reflected continued momentum in refining and water. We continue to focus on innovative water treatment programs that help our customers improve their operational performance while also achieving their sustainability goals.
    - Mining: sales eased modestly reflecting the timing of new business wins and our strategic shift toward water management and productivity enhancing programs for the high-value metals and fertilizers markets.
- The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative chemistry solutions, digital technologies, and service expertise help our customers significantly reduce water consumption and meet their sustainability objectives.

Q4: Expect good sales growth driven by continued attractive gains in light water.

Sales +1% — Food & Beverage



- As expected, sales growth improved modestly as good new business wins more than offset continued soft industry trends and comparisons to last year's strong 7% growth. Good gains in protein, animal health, and food were somewhat offset by softer dairy and beverage & brewing sales.
- Regionally, growth in IMEA, Asia Pacific, and Latin America overcame softer sales in Europe and North America.
- We continue to benefit from our enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value though improved product quality, food safety, water efficiency, and lower operating costs.

Q4: Anticipate modest sales growth that overcomes continued soft industry trends.

All sales figures are organic unless otherwise noted

ECOLAB®

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8 Sales +2% Paper All sales figures are organic unless otherwise noted Global Industrial Segment Q4: Expect continued good growth driven by new business wins. ▪ Improved sales growth reflected good new business wins and stable end-market trends. ▪ Growth was led by improved gains in tissue & towel and board & packaging. ▪ Regionally, Latin America & IMEA sales grew by double digits; Europe showed good growth while sales in North America and Asia Pacific were rather stable.

9 Sales +6% Institutional Sales +7% Specialty All sales figures are organic unless otherwise noted Global Institutional & Specialty Segment Q4: Expect good sales growth within foodservice, lodging, and long-term care, building on last year’s strong 12% growth. ▪ As expected, Institutional delivered continued robust sales growth, led by strong performance in restaurants. These strong gains continue to outperform end-market trends, building on last year’s double-digit growth. Our growth continues to be led by new business wins as customers leverage our innovative products and service expertise that help improve performance, optimize labor, and reduce total costs. ▪ Regionally, sales grew double-digits in IMEA, while North America, Asia Pacific, and Latin America delivered continued strong growth. ▪ We remain focused on capitalizing on our attractive long-term growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to deliver enhanced customer value and improved productivity. We expect these advantages, along with our innovative chemistry and digital programs which save customers time and money, will drive enhanced customer value and support further strong new business gains across both new and existing customers. Q4: Expect strong sales growth, building on last year’s strong 11% growth. ▪ Specialty delivered strong sales growth as the business continued to significantly outperform market trends and comparisons to last year’s very strong 12% growth. o Quick Service: Sales growth continues to be driven by new business and our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs. o Food Retail: Sales grew reflecting new business and program expansion. As a trusted global partner for food retailers, we continue to expand our competitive differentiation by helping customers improve their customer experience, protect their food, and improve their operational performance.

10 Sales 0% Healthcare Sales +1% Life Sciences All sales figures are organic unless otherwise noted Global Healthcare & Life Sciences Segment Q4: Expect modestly lower sales reflecting continued exits of low margin business partially offset by further pricing. ▪ Lower reported sales reflected the sale of Ecolab’s global surgical solutions business, which closed on August 1st. Organic sales were stable as strategic low margin business exits were offset by improved pricing. ▪ We continue to take deliberate action to transform our Healthcare business. Our new business efforts are focused on attractive long-term growth opportunities in the infection prevention and instrument reprocessing areas to drive profitable long-term growth. Our leading product lines, ongoing innovation, and digital technologies make us uniquely positioned to help improve patient outcomes while also increasing operational efficiencies for our customers. ▪ Continued sales growth reflected good underlying business momentum across the Life Sciences business that more than offset soft near-term industry trends. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across environmental hygiene, water, and purification technologies to capitalize on this long-term growth opportunity. Q4: Expect continued modest growth as good business wins more than offsets soft near-term industry trends.

11 Sales +8% Pest Elimination All sales figures are organic unless otherwise noted Global Pest Elimination Segment ▪ Continued strong sales growth led by double-digit gains in food & beverage and robust growth in restaurants and food retail. o Our consistent growth continues to be driven by strong new business generation that is leveraging our circle the customer enterprise selling strategy. Growth continues to benefit from our ongoing innovation, expanding digital offerings, and high service levels, which continue to extend our competitive advantages. ▪ Growth was strong across all major regions. Q4: Expect robust growth, benefiting from new customer wins as we leverage our ongoing innovation and enhanced digital offerings to further extend our competitive advantages.

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Industrial	3Q 2024	3Q 2023	Change
Operating income	**$349.1**	$299.1	17%
Operating income margin	***17.5%***	*15.4%*	210 bps
Organic operating income	**$346.6**	$299.7	16%
Organic operating income margin	***17.5%***	*15.5%*	200 bps

- Organic operating income increased 16% as lower delivered product costs and sales growth more than offset investments in the business.
- Organic operating income margin expanded 200 bps versus last year.

Global Institutional & Specialty	3Q 2024	3Q 2023	Change
Operating income	**$325.6**	$254.9	28%
Operating income margin	***23.2%***	*19.4%*	380 bps
Organic operating income	**$325.6**	$254.9	28%
Organic operating income margin	***23.2%***	*19.4%*	380 bps

- Organic operating income increased 28% as strong sales growth and lower supply chain costs were partially offset by investments in the business.
- Organic operating income margin expanded 380 bps versus last year.

Global Healthcare & Life Sciences	3Q 2024	3Q 2023	Change
Operating income	**$35.8**	$44.7	(20%)
Operating income margin	***10.7%***	*10.9%*	-20 bps
Organic operating income	**$35.8**	$28.8	24%
Organic operating income margin	***10.7%***	*8.7%*	200 bps

- Organic operating income increased 24% as value pricing more than offset higher supply chain costs.
- Organic operating income margin expanded 200 bps versus last year.

Global Pest Elimination	3Q 2024	3Q 2023	Change
Operating income	**$63.1**	$59.0	7%
Operating income margin	***20.4%***	*20.8%*	-40 bps
Organic operating income	**$62.7**	$59.0	6%
Organic operating income margin	***20.6%***	*20.8%*	-20 bps

- Organic operating income increased 6% as strong sales growth more than offset investments in the business.
- Organic operating income margin was rather stable versus last year.

ECOLAB®

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Consolidated margin performance ▪ Gross margin expanded significantly, reflecting strong value pricing and modestly lower delivered product costs. ▪ Sales productivity was partially offset by growth-oriented investments in the business. ▪ Operating margin expanded as solid sales growth and lower delivered product costs more than offset growth-oriented investments in the business. Gross Margin SG&A Operating Margin 13 $ millions, unaudited 3Q 2024 3Q 2023 Change Gross profit $1,737.0 $1,627.6 7% Gross margin 43.4% 41.1% 230 bps Adjusted gross profit $1,737.9 $1,633.5 6% Adjusted gross margin 43.5% 41.3% 220 bps SG&A $1,024.8 $1,024.9 0% % of Sales 25.6% 25.9% -30 bps Reported operating income $1,044.8 $566.0 85% Reported operating income margin 26.1% 14.3% 1,180 bps Adj. fixed currency operating income $723.4 $608.0 19% Adj. fixed currency operating income margin 17.9% 15.4% 250 bps Organic operating income $720.5 $592.4 22% Organic operating income margin 17.9% 15.3% 260 bps

3Q 2024 balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 14 Summary Balance Sheet (millions, unaudited) 2024 2023 (millions, unaudited) 2024 2023 Cash and cash eq. $1,261.1 $1,001.3 Short-term debt $643.0 $1,129.1 Accounts receivable, net 2,883.0 2,823.5 Accounts payable 1,812.3 1,498.8 Inventories 1,572.4 1,536.0 Other current liabilities 2,253.8 1,972.6 Other current assets 401.8 428.6 Long-term debt 6,974.5 7,487.1 PP&E, net 3,545.5 3,332.8 Pension/Postretirement 625.0 627.1 Goodwill and intangibles 11,180.8 11,627.0 Other liabilities 1,217.5 1,320.9 Other assets 1,257.0 1,108.9 Total equity 8,575.5 7,822.5 Total assets $22,101.6 $21,858.1 Total liab. and equity $22,101.6 $21,858.1 Selected Cash Flow items (millions, unaudited) 2024 2023 (unaudited) 2024 2023 Cash from op. activities $2,047.2 $1,559.3 Total Debt/Total Capital 47.0% 52.4% Depreciation 473.7 463.3 Net Debt/Total Capital 42.6% 49.3% Amortization 226.2 229.8 Net Debt/EBITDA(*) 1.7 2.8 Capital expenditures 634.8 512.2 Net Debt/Adjusted EBITDA(*) 1.8 2.5 September 30 September 30 Nine Months Ended Selected Balance Sheet measures September 30 September 30

Non-GAAP financial measures 15 (millions, except percent and per share) Net sales Reported GAAP net sales $3,998.5 $3,958.1 $11,736.2 $11,381.8 Effect of foreign currency translation 40.9 (1.1) 85.7 11.7 Non-GAAP fixed currency sales 4,039.4 3,957.0 11,821.9 11,393.5 Effect of acquisitions and divestitures (20.7) (91.6) (101.9) (132.3) Non-GAAP organic sales $4,018.7 $3,865.4 $11,720.0 $11,261.2 Cost of sales Reported GAAP cost of sales $2,261.5 $2,330.5 $6,630.6 $6,870.5 Special (gains) and charges 0.9 5.9 3.2 17.2 Non-GAAP adjusted cost of sales $2,260.6 $2,324.6 $6,627.4 $6,853.3 Gross profit Reported GAAP gross profit $1,737.0 $1,627.6 $5,105.6 $4,511.3 Special (gains) and charges 0.9 5.9 3.2 17.2 Non-GAAP adjusted gross profit $1,737.9 $1,633.5 $5,108.8 $4,528.5 Gross margin Reported GAAP gross margin 43.4% 41.1% 43.5% 39.6 % Non-GAAP adjusted gross margin 43.5% 41.3% 43.5% 39.8 % Third Quarter Ended Nine Months Ended September 30 September 30 2024 2023 2024 2023

Non-GAAP financial measures 16 (millions, except percent and per share) Operating income Reported GAAP operating income $1,044.8 $566.0 $2,219.6 $1,402.3 Special (gains) and charges at public currency rates (331.7) 42.6 (289.0) 99.4 Non-GAAP adjusted operating income 713.1 608.6 1,930.6 1,501.7 Effect of foreign currency translation 10.3 (0.6) 20.3 0.1 Non-GAAP adjusted fixed currency operating income 723.4 608.0 1,950.9 1,501.8 Effect of acquisitions and divestitures (2.9) (15.6) (5.3) (17.0) Non-GAAP organic operating income $720.5 $592.4 $1,945.6 $1,484.8 Operating income margin Reported GAAP operating income margin 26.1% 14.3% 18.9% 12.3 % Non-GAAP adjusted fixed currency operating income margin 17.9% 15.4% 16.5% 13.2 % Non-GAAP organic operating income margin 17.9% 15.3% 16.6% 13.2 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $736.5 $404.0 $1,639.5 $967.1 Special (gains) and charges, after tax (230.3) 34.2 (206.3) 78.6 Discrete tax net expense (benefit) 15.8 3.5 (42.7) 2.3 Non-GAAP adjusted net income attributable to Ecolab $522.0 $441.7 $1,390.5 $1,048.0 Nine Months Ended September 30 September 30 2024 2023 Third Quarter Ended 2024 2023

Non-GAAP financial measures 17 (millions, except percent and per share) Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $2.58 $1.41 $5.72 $3.38 Special (gains) and charges, after tax (0.81) 0.12 (0.72) 0.27 Discrete tax net expense (benefit) 0.06 0.01 (0.15) 0.01 Non-GAAP adjusted diluted EPS $1.83 $1.54 $4.85 $3.66 Provision for Income Taxes Reported GAAP tax rate 25.0% 19.1% 18.9% 19.4 % Special gains and charges (2.9) 0.1 (1.6) 0.1 Discrete tax items (2.4) (0.7) 2.4 (0.2) Non-GAAP adjusted tax rate 19.7% 18.5% 19.7% 19.3% 2024 2023 2024 2023 Third Quarter Ended Nine Months Ended September 30 September 30

Non-GAAP financial measures 18 EBITDA (trailing tw elve months ended) Net income including non-controlling interest $2,063.2 $1,251.7 Provision for income taxes 511.2 287.9 Interest expense, net 291.2 295.8 Depreciation 627.1 618.4 Amortization 303.3 311.2 EBITDA $3,796.0 $2,765.0 Special (gains) and charges impacting EBITDA (254.5) 228.4 Adjusted EBITDA $3,541.5 $2,993.4 Third Quarter Ended September 30 2024 2023

Non-GAAP financial measures 19 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Industrial $1,993.0 ($17.1) $1,975.9 $1,940.8 ($4.3) $1,936.5 Global Institutional & Specialty 1,403.6 - 1,403.6 1,314.1 - 1,314.1 Global Healthcare & Life Sciences 334.1 - 334.1 408.3 (76.6) 331.7 Global Pest Elimination 308.7 (3.6) 305.1 283.1 - 283.1 Corporate - - - 10.7 (10.7) - Subtotal at fixed currency rates 4,039.4 (20.7) 4,018.7 3,957.0 (91.6) 3,865.4 Currency impact (40.9) 1.1 Consolidated reported GAAP net sales $3,998.5 $3,958.1 Operating Income (loss) Global Industrial $349.1 ($2.5) $346.6 $299.1 $0.6 $299.7 Global Institutional & Specialty 325.6 - 325.6 254.9 - 254.9 Global Healthcare & Life Sciences 35.8 - 35.8 44.7 (15.9) 28.8 Global Pest Elimination 63.1 (0.4) 62.7 59.0 - 59.0 Corporate (50.2) - (50.2) (49.7) (0.3) (50.0) Subtotal at fixed currency rates 723.4 (2.9) 720.5 608.0 (15.6) 592.4 Special (gains) and charges at fixed currency rates (331.7) 41.9 Reported OI at fixed currency rates 1,055.1 566.1 Currency impact (10.3) (0.1) Consolidated reported GAAP operating income $1,044.8 $566.0 Third Quarter Ended September 30 2024 2023

20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income • organic operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2023. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. In addition, as part of the separation, we also entered into an agreement with ChampionX to provide, receive or transfer certain products for a transitionary period. Transitionary period sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. The remaining sales to ChampionX are recorded in product and equipment sales in the Global Industrial segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)